UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2023

DCP MIDSTREAM, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6900 E. Layton Ave, Suite 900

Denver, Colorado 80237

(Address of principal executive offices, including zip code)

(303) 595-3331

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
7.95% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	DCP PRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 13, 2023, DCP Midstream, LP, a Delaware limited partnership (the “Partnership”), entered into a Services and Employee Secondment Agreement (the “Services and Employee Secondment Agreement”) with Phillips 66 Company, a Delaware corporation (“Phillips 66 Company”), and, solely for the limited purposes set forth therein, Phillips 66 Pipeline LLC, a Delaware limited liability company, and DCP Services, LLC, a Delaware limited liability company (“DCP Services”), pursuant to which (i) Phillips 66 Company agreed to provide the Partnership with certain operational and general and administrative services on the terms and subject to the conditions set forth therein and (ii) the Partnership and DCP Services agreed to terminate the existing Services and Employee Secondment Agreement, dated January 1, 2017 (the “Existing Services Agreement”), between the Partnership and DCP Services.

The foregoing description of the Services and Employee Secondment Agreement is not complete and is qualified in its entirety by reference to the full text of the Services and Employee Secondment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships

DCP Midstream, LLC, a Delaware limited liability company (“DCP Midstream”), is the sole member of DCP Midstream GP, LLC, a Delaware limited liability company (“DCP GP LLC”), which is the general partner of DCP Midstream GP, LP, a Delaware limited partnership (the “General Partner”), which is the general partner of the Partnership. On behalf of the General Partner, DCP GP LLC manages the Partnership’s operations and activities through its board of directors (the “Board of Directors”) and its officers. Phillips Gas Company LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of Phillips 66, a Delaware corporation (“Phillips 66”), is the Class A Managing Member of DCP Midstream and has the power, except as limited in certain instances, to conduct, direct and manage all activities of DCP Midstream associated with the Partnership, DCP GP LLC and the General Partner, including the power to appoint or remove any member of the Board of Directors and vote the common units representing limited partner interests (“Common Units”) that are owned by DCP Midstream and the General Partner. Phillips 66 Company is a wholly owned subsidiary of Phillips 66.

The special committee of the Board of Directors (“Special Committee”), comprised entirely of independent directors, and the Board of Directors approved the Services and Employee Secondment Agreement.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

On October 13, 2023, pursuant to the terms of the Services and Employee Secondment Agreement, the Existing Services Agreement was terminated.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 16, 2023, as previously disclosed on the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 14, 2023, the Partnership redeemed all of its issued and outstanding 7.95% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (NYSE: DCP PRC) (CUSIP No. 23311P 308) (the “Series C Preferred Units” and such redemption, the “Redemption”).

In connection with the Redemption, (i) trading of the Series C Preferred Units on the New York Stock Exchange (the “NYSE”) was suspended prior to market open on October 16, 2023, (ii) the Series C Preferred Units were withdrawn from listing on the NYSE and (iii) the NYSE filed with the SEC a Form 25 notification of removal from listing and/or registration to delist and deregister the Series C Preferred Units under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Partnership intends to file with the SEC a certification and notice of termination on Form 15 deregistering the Series C Preferred Units under the Exchange Act and suspending the reporting obligations of the Partnership with respect to the Series C Preferred Units under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2023, following the Redemption, each of the independent directors serving on the Board of Directors, consisting of Fred J. Fowler, William F. Kimble and Bill W. Waycaster, were removed from their respective positions as members of the Board of Directors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 16, 2023, following the Redemption, Phillips 66 Project Development Inc., a Delaware corporation (“PDI”), DCP Midstream and the General Partner, being the holders of all of the outstanding partnership interests in the Partnership following the Redemption, entered into a Sixth Amended and Restated Agreement of Limited Partnership of DCP Midstream, LP (the “Sixth Restated Partnership Agreement”), which amends and restates the Fifth Amended and Restated Agreement of Limited Partnership of DCP Midstream, LP, dated as of November 6, 2019 (the “Fifth Restated Partnership Agreement”), in its entirety.

On October 16, 2023, following the Redemption, the General Partner and DCP Midstream entered into a Second Amended and Restated Agreement of Limited Partnership of DCP Midstream GP, LP (the “Second Restated GP Partnership Agreement”), which amends and restates the First Amended and Restated Agreement of Limited Partnership of DCP Midstream GP, LP, dated as of December 7, 2005, in its entirety.

On October 16, 2023, following the Redemption, DCP Midstream entered into a Second Amended and Restated Limited Liability Company Agreement of DCP Midstream GP, LLC (the “Second Restated GP LLC Agreement”), which amends and restates the Amended and Restated Limited Liability Company Agreement of DCP Midstream GP, LLC, dated as of December 7, 2005, as amended to date, in its entirety.

The Special Committee and the Board of Directors approved the Sixth Restated Partnership Agreement, the Second Restated GP Partnership Agreement and the Second Restated GP LLC Agreement.

The foregoing descriptions of the Sixth Restated Partnership Agreement, the Second Restated GP Partnership Agreement and the Second Restated GP LLC Agreement are not complete and are qualified in their entirety by reference to the full text of each such agreement, copies of which are filed as Exhibits 3.1, 3.2 and 3.3, respectively, to this Current Report on Form 8-K and each of which is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Board of Directors authorized the holders of Common Units to act by written consent pursuant to the terms of the Fifth Restated Partnership Agreement in order to provide their approval of (i) the Services and Employee Secondment Agreement and the transactions contemplated thereby and (ii) the Sixth Restated Partnership Agreement. On October 13, 2023, DCP Midstream, the General Partner and PDI which, together, own all of the outstanding Common Units, delivered a written consent to the General Partner approving (1) the Services and Employee Secondment Agreement and the transactions contemplated thereby and (2) the Sixth Restated Partnership Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Sixth Amended and Restated Agreement of Limited Partnership of DCP Midstream, LP, dated October 16, 2023.

3.2	Second Amended and Restated Agreement of Limited Partnership of DCP Midstream GP, LP, dated October 16, 2023.

3.3	Second Amended and Restated Limited Liability Company Agreement of DCP Midstream GP, LLC, dated October 16, 2023.

10.1	Services and Employee Secondment Agreement, dated October 13, 2023, by and among DCP Midstream, LP, Phillips 66 Company and, solely for the limited purposes set forth therein, Phillips 66 Pipeline LLC and DCP Services, LLC.

101	Cover Page formatted as Inline XBRL.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP MIDSTREAM, LP

By: DCP MIDSTREAM GP, LP
its General Partner

By: DCP MIDSTREAM GP, LLC
its General Partner

By:	/s/ Scott R. Delmoro
Name:	Scott R. Delmoro
Title:	Interim Chief Financial Officer

October 16, 2023